EXHIBIT 99.1

CleanSpark Reports Third Fiscal Quarter 2026 Results

Signed 20-year $6.6 billion triple-net lease at Sandersville with high investment-grade tenant

Ordered and pre-paid all long-lead items to meet Sandersville RFS date

Anticipated equity portion of Sandersville project has been fully funded

LAS VEGAS, August 6, 2026 -- CleanSpark, Inc. (Nasdaq: CLSK) ("CleanSpark" or the "Company"), a market leading data center developer, today reported financial results for the quarter ended June 30, 2026.

CleanSpark CEO and Chairman Matt Schultz commented, “We continue to successfully execute on our strategic evolution to a diversified digital infrastructure platform. Our recently announced Sandersville lease offers an ideal combination of long-term, durable cash flows and de-risked economic returns for our shareholders. We remain focused on the commercialization of our existing assets and the acquisition of scalable infrastructure to further bolster our portfolio.”

"Capital stewardship remains central to how we allocate resources and evaluate growth," said Gary Vecchiarelli, President and CFO. "By fully funding our anticipated equity commitment for Sandersville and securing the long-lead equipment required to meet the project ready-for-service schedule, we have materially de-risked execution while preserving balance sheet flexibility. Despite currently challenging bitcoin mining economics, we have a portfolio of scarce, grid-connected power assets and multiple pathways to commercialization, and we are positioned to convert infrastructure optionality into durable cash flows and long-term shareholder value."

Financial Highlights: Third Quarter Fiscal Year 2026

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Quarterly revenues were $138.0 million, a year-over-year decrease of $60.6 million, or 30.5%, from $198.6 million.

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Net loss for the three months ended June 30, 2026, was ($239.8 million) or ($0.89) per basic share, compared to a net income of ($257.4 million) or $0.90 per basic share, for the same prior year period.

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Adjusted EBITDA, a non-GAAP measure reconciled below, decreased to ($113.0 million) from ($377.7 million) from the same period a year ago.

Balance Sheet Highlights as of June 30, 2026

Assets

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Cash: $202.6 million
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Bitcoin: $814.9 million(1)
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Total Current Assets: $920.8 million
•
Total Assets: $2.7 billion

Liabilities and Stockholders' Equity

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Current Liabilities: $155.8 million
•
Total Long-Term Debt, Net of Debt Discount and Issuance Costs: $1.8 billion
•
Total Liabilities: $1.9 billion
•
Total Stockholders' Equity: $0.8 billion

The Company had working capital of $761 million as of June 30, 2026.

1As of June 30, 2026, the Company’s total HODL value was $814.9 million, consisting of current bitcoin, non-current bitcoin, and bitcoin held by counterparties related to collateral arrangements.

Investor Conference Call and Webcast

The Company will hold its fiscal Q3 2026 earnings presentation and business update for investors and analysts today, August 6, 2026, at 4:30 p.m. ET / 1:30 p.m. PT.

Webcast URL: https://clsk.news/q3fy26

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

Upcoming Investor Events

CleanSpark is scheduled to participate in the KeyBanc Capital Markets Technology Leadership Forum on August 10, 2026, Canaccord Genuity’s 46th Annual Growth Conference on Tuesday, August 11, 2026, and the Needham Virtual AI Infrastructure 1x1 Conference on Wednesday, August 12, 2026. If applicable, live presentation webcasts, replay information and updated investor presentations will be available on the Company’s investor relations page of its website.

About CleanSpark

CleanSpark (Nasdaq: CLSK), is a market-leading data center developer with a proven track record of success. We control a portfolio of more than 1.8 GW of power, land, and data centers across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence, and capital stewardship, we optimize our infrastructure to deliver superior returns to our shareholders. Monetizing low-cost, high reliability energy by producing a global emerging critical resource – compute – positions us to prosper in an ever-changing world.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this press release, forward-looking statements include, but may not be limited to, statements regarding the Company's evolving business strategy to expand into the market for data center development, high-performance computing ("HPC"), and artificial intelligence ("AI"), and other statements regarding the Company’s expectations, beliefs, plans, intentions, and strategies. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "forecasts," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions.

The forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of development and commercialization of some or all of our existing portfolio of bitcoin mining sites, as well as our other power and land assets, as data centers having operations other than bitcoin mining; identification and acquisition of new sites and power capacity capable of supporting data centers; risks related to data center construction and operations, including permitting and utility constraints, construction delays, cost overruns, financing and supply-chain challenges, tenant performance, and the possibility projects may not be completed, delivered or operated on the anticipated timeline, budget or terms; the success of the Company's bitcoin mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which the Company operates, including the volatility of BTC prices; increasing difficulty rates for bitcoin mining; bitcoin halving; changes to compute and data center infrastructure; new or additional governmental regulation; dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized, including in respect of the data center development, leasing, and compute markets; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in those filings.

Forward-looking statements contained herein are made only as to the date of this press release, and we assume no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Non-GAAP Measure

We present Adjusted EBITDA, which is not a measurement of financial performance under GAAP. Our non-GAAP “Adjusted EBITDA” excludes (i) impacts of interest, taxes, and depreciation; (ii) our share-based compensation expense, unrealized gains/losses on securities, and changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets; (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of our ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to our future business activities; and (viii) severance expenses.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company’s core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management’s internal use of non-GAAP Adjusted EBITDA, management believes that Adjusted EBITDA is also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate our bitcoin-related revenues). For example, we expect that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors.

The Company’s Adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. The Company’s Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents Adjusted EBITDA, we only utilize that measure supplementally and do not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, Adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in our Condensed Consolidated Financial Statements, which have been prepared in accordance with GAAP.

CLEANSPARK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value and share amounts)

	June 30, 2026	September 30, 2025
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$202,601	$42,966
Restricted cash	3,738	3,490
Prepaid expense and other current assets	20,901	11,875
Bitcoin - current	592,058	966,829
Receivable from bitcoin collateral	100,607	294,648
Derivative investments	922	233
Total current assets	$920,827	$1,320,041

Bitcoin - noncurrent	$122,235	$222,614
Property and equipment, net	1,335,102	1,363,681
Operating lease right of use assets	4,494	4,254
Intangible assets, net	3,675	5,849
Deposits on miners and mining equipment	86,264	112,037
Other long-term assets	97,944	23,497
Goodwill	131,658	131,658
Total assets	$2,702,199	$3,183,631

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$11,230	$15,159
Accrued liabilities	131,342	117,544
Other current liabilities	10,827	6,096
Current portion of debt	2,353	176,570
Dividends payable	—	396
Total current liabilities	$155,752	$315,765
Long-term liabilities
Long-term debt, net of current portion, debt discount and debt issuance costs	1,780,011	644,586
Deferred income taxes	597	44,872
Other long-term liabilities	4,556	3,281
Total liabilities	$1,940,916	$1,008,504

CLEANSPARK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (continued)

(in thousands, except par value and share amounts)

	June 30, 2026	September 30, 2025
	(Unaudited)
Stockholders’ equity
Preferred stock; $0.001 par value; 10,000,000 shares authorized:
Series A shares; 2,000,000 authorized; 1,750,000 issued and outstanding (liquidation preference $0.02 per share)	2	2
Common stock; $0.001 par value; 600,000,000 shares authorized; 299,161,671 and 296,087,533 shares issued; 256,796,280 and 284,327,598 shares outstanding, respectively	299	296
Additional paid-in capital	2,521,933	2,445,723
Accumulated deficit	(1,152,790)	(125,894)
Treasury stock at cost; 42,365,391 and 11,759,935 shares held, respectively	(608,161)	(145,000)
Total stockholders’ equity	761,283	2,175,127

Total liabilities and stockholders’ equity	$2,702,199	$3,183,631

CLEANSPARK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended June 30,		For the nine months ended June 30,
	2026	2025	2026	2025
Revenues, net
Bitcoin mining revenue, net	$138,006	$198,644	$455,594	$542,662

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization)	85,480	90,128	262,792	245,842
Professional fees	7,108	3,004	22,166	9,872
Payroll expenses	27,807	16,398	76,514	52,522
General and administrative expenses	18,298	16,566	49,845	38,356
Loss (gain) on disposal of assets	2,925	156	6,692	(2,865)
Loss (gain) on fair value of bitcoin, net	116,250	(268,651)	587,189	(359,190)
Depreciation and amortization	111,037	94,880	333,229	240,010
Indirect tax contingency expenses	1,500	—	6,393	—
Impairment expense	—	—	5,406	—
Total costs and expenses	$370,405	$(47,519)	$1,350,226	$224,547

(Loss) income from operations	(232,399)	246,163	(894,632)	318,115

Other (expense) income
(Loss) gain on bitcoin collateral	(16,506)	31,354	(158,964)	73,847
Gain (loss) on derivative securities, net	5,673	(430)	12,628	(1,549)
Interest income	2,143	355	7,400	3,845
Interest expense	(2,040)	(3,454)	(7,790)	(6,280)
Other income	318	1,509	187	1,692
Total other (expense) income	$(10,412)	$29,334	$(146,539)	$71,555

(Loss) income before income tax (benefit) expense	(242,811)	275,497	(1,041,171)	389,670
Income tax (benefit) expense	(2,969)	18,107	(44,275)	24,281
Net (loss) income	$(239,842)	$257,390	$(996,896)	$365,389

Preferred stock dividends, including deemed dividend	—	5,603	30,000	10,744

Net (loss) income attributable to common shareholders	$(239,842)	$251,787	$(1,026,896)	$354,645

Other comprehensive (loss) income, net of tax	—	(223)	—	2,755

Total comprehensive (loss) income attributable to common shareholders	$(239,842)	$251,564	$(1,026,896)	$357,400

CLEANSPARK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME (continued)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended June 30,		For the nine months ended June 30,
	2026	2025	2026	2025
(Loss) income from operations per common share - basic	$(0.89)	$0.90	$(3.77)	$1.26

Weighted average common shares outstanding - basic	268,426,611	280,997,649	272,626,480	282,147,349

(Loss) income from operations per common share - diluted	$(0.89)	$0.78	$(3.77)	$1.13

Weighted average common shares outstanding - diluted	268,426,611	325,594,451	272,626,480	314,152,325

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(Unaudited, in thousands)

($ in thousands)	For the three months ended June 30,		For the nine months ended June 30,
Reconciliation of non-GAAP Adjusted EBITDA	2026	2025	2026	2025
Net (loss) income	$(239,842)	$257,390	$(996,896)	$365,389
Depreciation and amortization	111,037	94,880	333,229	240,010
Share-based compensation expense	14,548	4,488	38,734	10,609
Gain (loss) on derivative securities, net	(5,673)	430	(12,628)	1,549
Interest income	(2,143)	(355)	(7,400)	(3,845)
Interest expense	2,040	3,454	7,790	6,280
Other income	(318)	(1,509)	(187)	(1,692)
Loss (gain) on disposal of assets	2,925	156	6,692	(2,865)
Fees related to financing & business development transactions	4,973	22	10,243	653
Litigation & settlement related expenses	807	638	3,267	1,179
Severance and other	150	—	50	12
Income tax (benefit) expense	(2,969)	18,107	(44,275)	24,281
Indirect tax contingency expenses	1,500	—	6,393	—
Impairment expense	—	—	5,406	—
Non-GAAP Adjusted EBITDA*	$(112,965)	$377,701	$(649,582)	$641,560

* We have not excluded our Loss (gain) on fair value of bitcoin, net or our (Loss) gain on bitcoin collateral which we record in our Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income as provided in ASC 350-60 and discussed in the Form 10-K. Loss (gain) on fair value of bitcoin, net totaled a loss of $116,250 and a gain of $268,651 in the three months ended June 30, 2026 and 2025, respectively, and a loss of $587,189 and a gain of $359,190 in the nine months ended June 30, 2026 and 2025, respectively. (Loss) gain on bitcoin collateral totaled a loss of $16,506 and a gain of $31,354 in the three months ended June 30, 2026 and 2025, respectively, and a loss of $158,964 and a gain of $73,847 in the nine months ended June 30, 2026 and 2025, respectively.

Investor Relations Contact
Harry Sudock
702-989-7693
ir@cleanspark.com

Media Contact
Eleni Stylianou
702-989-7694
pr@cleanspark.com